UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 10, 2011

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	1-31719 (Commission File Number)	13-4204626 (I.R.S. Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, California 90802
(Address of principal executive offices)
Registrant’s telephone number, including area code: (562) 435-3666
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     As part of the Company’s presentation at the 29th Annual J. P. Morgan Healthcare Conference held in San Francisco, California on January 10, 2011, the Company presented and webcast certain slides. A copy of the Company’s complete slide presentation is furnished as Exhibit 99.1 to this report. An audio and slide replay of the live broadcast of the Company’s presentation will be available for 30 days from the date of the presentation at the Company’s website, www.molinahealthcare.com.
     The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
          (d) Exhibits:

Exhibit
No.	Description

99.1	Slides presented at the 29th Annual J. P. Morgan Healthcare Conference on January 10, 2011.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.
Date: January 11, 2011	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Slides presented at the 29th Annual J. P. Morgan Healthcare Conference on January 10, 2011.